United States Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

1347 Property Insurance Holdings, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 29, 2015

April 30, 2015

To Our Stockholders:

You are cordially invited to attend our 2015 Annual Stockholders’ Meeting, which will be held at the Tampa Marriott Westshore, 1001 N. Westshore Boulevard, Tampa, FL 33607, on Friday, May 29, 2015, at 10:00 a.m., local time, and any adjournments or postponements thereof for the following purposes:

1.	To elect to the Board of Directors the two persons nominated by the Board of Directors to serve as Class I directors;
2.	To approve certain issuances of shares of our common stock upon exercise of outstanding warrants issued to 1347 Advisors LLC;
3.	To approve an amendment to our Third Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock, $0.001 par value per share, from 10,000,000 to 20,000,000 shares;
4.	To approve our Amended and Restated 2014 Equity Incentive Plan;
5.	To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2015; and
6.	To consider and transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Only stockholders of record at the close of business on April 1, 2015 will be entitled to vote at the Annual Meeting.

Please read the proxy statement and vote your shares as soon as possible. Your vote is very important. Please sign and return the accompanying proxy card, or follow the instructions on the card for voting by telephone or Internet. You may also attend the Annual Meeting and vote in person.

By Order of the Board of Directors,

/s/ Gordon G. Pratt
Gordon G. Pratt
Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON MAY 29, 2015:

The Company’s Proxy Statement for the 2015 Annual Meeting of Stockholders and the Company’s Annual

Report on Form 10-K for the year ended December 31, 2014 are available at

http://www.proxyvote.com

1511 N. Westshore Blvd, Suite 870, Tampa, FL 33607

1347 PROPERTY INSURANCE HOLDINGS, INC.

1511 N. Westshore Blvd, Suite 870

Tampa, FL 33607

PROXY STATEMENT FOR 2015 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of the accompanying proxies on behalf of the Board of Directors of 1347 Property Insurance Holdings, Inc. (the “Company”, “we”, or “us”) for use at the Company’s 2015 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 29, 2015 at 10:00 a.m., local time at the Tampa Marriott Westshore, 1001 N. Westshore Boulevard, Tampa, FL 33607, and any adjournments or postponements of the Annual Meeting.

Why am I receiving these materials?

At the Annual Meeting, stockholders will act upon the matters described in the notice of meeting contained in this Proxy Statement, including the election of directors. You are receiving this Proxy Statement and the related form of proxy because the Board of Directors of the Company is soliciting your proxy to vote at the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may vote your shares as described in further detail below under the heading “How do I vote?” below.

When were these materials mailed?

The Company began mailing this Proxy Statement on or about April 30, 2015.

Who is entitled to vote?

Stockholders of record at the close of business on April 1, 2015 (the “Record Date”), are entitled to vote in person or by proxy at the Annual Meeting. Each stockholder is entitled to one vote for each share of common stock held on the Record Date. Stockholders do not have cumulative voting rights in the election of directors. For ten days prior to the Annual Meeting, during normal business hours, a complete list of all stockholders on the Record Date will be available for examination by any stockholder at the Company’s offices located at 1511 N. Westshore Blvd., Suite 870 Tampa, FL 33607. The list of stockholders will also be available at the Annual Meeting.

Who can attend the Annual Meeting?

All stockholders, or individuals holding their duly appointed proxies, may attend the Annual Meeting. Appointing a proxy in response to solicitation will not affect a stockholder’s right to attend the Annual Meeting and to vote in person. Please note that if you hold your shares in “street name” (in other words, through a broker, bank, or other institution), you will need to bring a proxy, executed in your favor, from the holder of record (the broker, bank or other institution) to gain admittance to the Annual Meeting.

What is the difference between a stockholder of record and a beneficial owner?

If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, then you are a “stockholder of record.” This Notice of Meeting and Proxy Statement has been provided directly to you by the Company. You may vote by ballot at the meeting or vote by proxy. To vote by proxy, sign, date and return the enclosed proxy card or follow the instructions on the proxy card for voting by telephone or Internet. If your shares are held for you in a brokerage, bank or other institutional account (that is, held in “street name”), then you are not a stockholder of record. Rather, the institution is the stockholder of record and you are the “beneficial owner” of the shares. The accompanying Notice of Meeting and this Proxy Statement have been forwarded to you by that institution. If you complete and properly sign the accompanying proxy card and return it in the enclosed envelope, or follow the instructions on the proxy card for voting by telephone or Internet, the institution will cause your shares to be voted in accordance with your instructions. If you are a beneficial owner of shares and wish to vote in person at the Annual Meeting, then you must obtain a proxy, executed in your favor, from the holder of record (the institution).

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What constitutes a quorum?

A majority of the 6,358,125 shares of common stock outstanding on the Record Date must be represented, in person or by proxy, to provide a quorum at the Annual Meeting. If you vote, your shares will be part of the quorum. Shares represented by a proxy card can either be marked “ABSTAIN” or returned without voting instructions and are counted as present for the purpose of determining whether the quorum requirement is satisfied. Also, in those instances where shares are held by brokers who have returned a proxy but are prohibited from exercising discretionary authority on certain matters for beneficial owners who have not given voting instructions (“broker non-votes”), those shares will be counted as present for quorum purposes. However, broker non-votes and abstentions are considered as present for purposes of establishing a quorum but shall not be considered as votes cast for or against a proposal or director nominee except as otherwise described herein. Once a share is represented at the Annual Meeting, it will be deemed present for quorum purposes throughout the Annual Meeting.

What is the purpose of the meeting?

The principal purposes of the Annual Meeting are to elect two directors to the Company’s Board of Directors, to approve certain issuances of shares of the Company’s common stock upon the exercise of outstanding warrants issued to 1347 Advisors LLC, to approve an amendment to our Third Amended and Restated Certificate of Incorporation to increase the number of shares of common stock, $0.001 par value per share, that the Company is authorized to issue from 10,000,000 to 20,000,000 shares, to approve the Company’s Amended and Restated 2014 Equity Incentive Plan, to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015, and to transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

How do I vote?

If you are a holder of record, you can vote either in person at the Annual Meeting or by proxy without attending the Annual Meeting. We urge you to vote by proxy even if you plan to attend the Annual Meeting so that we will know as soon as possible that enough votes will be present for us to hold the meeting. If you attend the meeting in person, you may vote at the meeting and your proxy will not be counted. You can vote by proxy by any of the following methods:

Voting by Telephone or Internet. If you are a holder of record, you may vote by proxy by using either the telephone or Internet methods of voting. Proxies submitted by telephone or through the Internet must be received by 11:59 pm ET on May 28, 2015. Please see the proxy card for instructions on how to access the telephone and Internet voting systems.

Voting by Proxy Card. Each stockholder who receives stockholder materials by mail may vote by proxy by using the accompanying proxy card. When you return a proxy card that is properly signed and completed, the shares represented by your proxy will be voted as you specify on the proxy card.

If you hold your shares in “street name,” you must either direct the bank, broker or other record holder of your shares as to how to vote your shares, or obtain a proxy from the bank, broker or other record holder, executed in your favor, to vote at the meeting. Please refer to the voter instruction cards used by your bank, broker, or other record holder for specific instructions on methods of voting, including by telephone or using the Internet.

What does it mean if I receive more than one proxy card?

You will receive separate proxy cards when you own shares in different ways. For example, you may own shares individually, as a joint tenant, in an individual retirement account, in trust or in one or more brokerage accounts. You should complete, sign and return each proxy card you receive or follow the telephone or Internet instructions on each card. The instructions on each proxy card may differ. Be sure to follow the instructions on each card.

Can I change my vote or instruction?

Yes. The accompanying proxy is solicited from the holders of record of the common stock on behalf of the Board of Directors of the Company and is revocable at any time by giving written notice of revocation to the Company prior to the Annual Meeting or by executing and delivering a later-dated proxy by mail prior to the Annual Meeting. Furthermore, the stockholders of record who are present at the Annual Meeting may revoke their proxies and vote in person.

What happens if I submit a proxy card and do not give specific voting instructions?

If you are a stockholder of record and sign and return the proxy card without indicating your instructions, your shares will be voted in accordance with the recommendations of the Board of Directors. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion. As of the date this proxy statement went to print, we did not know of any other matter to be raised at the Annual Meeting.

If you are a beneficial owner and you sign and return your proxy card without indicating your instructions, then, under applicable rules, the broker or other organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” maters. If the broker or other organization that holds your shares does not receive instructions from you on how to vote your shares, on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Which voting matters are considered routine or non-routine?

The ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015 (Proposal 5) is considered a routine matter under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected in connection with Proposal 5.

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Each of the other proposals are considered non-routine matters under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore broker non-votes may exist in connection with Proposals 1 through 4.

What happens if I do not submit a proxy card and do not vote by telephone or Internet?

If you are a stockholder of record and you neither designate a proxy nor attend the Annual Meeting, your shares will not be represented at the meeting. If you are the beneficial owner of shares held in street name, your broker or other nominee may vote in its discretion on routine matters under applicable rules. The broker or other nominee may not vote on matters considered non-routine.

What are the Board’s recommendations?

The Board recommends a vote:

1.	“FOR” the election of each of the two nominees to the Company’s Board of Directors.
2.	“FOR” the approval of certain issuances of shares of the Company’s common stock upon exercise of outstanding warrants issued to 1347 Advisors LLC.
3.	“FOR” the approval of an amendment to the Company’s Third Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock, par value $0.001 per share from 10,000,000 to 20,000,000.
4.	“FOR” the approval of our Amended and Restated 2014 Equity Incentive Plan.
5.	“FOR” the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015.

What vote is required to approve each item?

As to the election of directors, a stockholder may vote “FOR” election of each of the nominees proposed by the Board, or to “WITHHOLD” authority to vote for one or more of the nominees being proposed. The election of a director requires the affirmative vote of a plurality of the votes cast by the holders of shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors, provided that a quorum is represented at the meeting. A “plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be elected at the meeting. As to Proposal 1 (election of directors), proxies marked “WITHHOLD” and broker non-votes will have no effect.

With respect to Proposal 2 (approval of the issuances of common stock upon exercise of outstanding warrants), a stockholder may vote “FOR” or “AGAINST” ratification or “ABSTAIN” from voting on the proposal. Approval requires an affirmative vote of the majority of the votes properly cast by the holders of shares of our common stock. Brokers who hold shares in street name for customers who are the beneficial owners of such shares may not give a proxy to vote those shares on Proposal 2 absent specific instructions from their customers. Proxies marked “ABSTAIN” and broker non-votes shall not be considered as votes cast for or against Proposal 2 and will have no effect on the outcome of the proposal.

With respect to Proposal 3 (approval of the increase to the authorized shares of common stock), a stockholder may vote “FOR” or “AGAINST” approval or “ABSTAIN” from voting on the proposal. Approval of the amendment to our Third Amended and Restated Certificate of Incorporation to increase the number of shares of our common stock authorized for issuance from 10,000,000 shares to 20,000,000 shares requires the affirmative vote of the holders of at least 66 2/3% of the voting power of all the outstanding shares of stock of the Company entitled to vote generally in the election of Directors at the Annual Meeting. Brokers who hold shares in street name for customers who are the beneficial owners of such shares may not give a proxy to vote those shares on Proposal 3 absent specific instructions from their customers. Proxies marked “ABSTAIN” and broker non-votes as to Proposal 3 will have the effect of a vote AGAINST approval.

With respect to Proposal 4 (approval of the Amended and Restated 2014 Equity Incentive Plan), a stockholder may vote “FOR” or “AGAINST” approval or “ABSTAIN” from voting on the proposal. Approval requires an affirmative vote of the majority of the votes properly cast by the holders of shares of our common stock. Brokers who hold shares in street name for customers who are the beneficial owners of such shares may not give a proxy to vote those shares on Proposal 4 absent specific instructions from their customers. Proxies marked “ABSTAIN” and broker non-votes shall not be considered as votes cast for or against Proposal 4 and will have no effect on the outcome of the proposal.

With respect to Proposal 5 (ratification of BDO USA, LLP), a stockholder may vote “FOR” or “AGAINST” ratification or “ABSTAIN” from voting on the proposal. Ratification requires an affirmative vote of the majority of the votes properly cast by the holders of shares of our common stock. Proxies marked “ABSTAIN” and broker non-votes shall not be considered as votes cast for or against Proposal 5 and will have no effect on the outcome of the proposal.

With respect to other matters that may properly come before the meeting, if any, unless otherwise required by law, our Third Amended and Restated Certificate of Incorporation, our Second Amended and Restated By-Laws or the rules of NASDAQ, such matters may be approved by the affirmative vote of the majority of the votes properly cast for and against such matter by the holders of shares of our common stock.

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How will votes be counted?

Broadridge Investor Communication Services will count the vote and will serve as the inspector of the election at the Annual Meeting.

Who is paying for the preparation and mailing of the proxy materials and how will solicitations be made?

The Company will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees in person or by mail, telephone, facsimile or electronic transmission. We do not compensate them for soliciting proxies. We have requested brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to beneficial owners and have agreed to reimburse those institutions for their out-of-pocket expenses.

How can I contact the members of the Board?

Stockholders may communicate with the full Board or individual directors by submitting such communications in writing to 1347 Property Insurance Holdings, Inc., Attn: Board of Directors (or the individual director(s)), 1511 N. Westshore Blvd., Suite 870, Tampa, FL 33607. Such communications will be delivered directly to the director(s).

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PROPOSAL 1:

ELECTION OF DIRECTORS

The Company’s Board of Directors is divided into three classes, with each class being elected to a three-year term.

The Board of Directors has nominated Joshua S. Horowitz and Douglas N. Raucy as Class I Directors to serve until the 2015 Annual Meeting or until their successors are duly elected and qualified. Hassan R. Baqar, Mr. Raucy, and Mr. Horowitz currently serve as Class I Directors. Mr. Baqar, a Class I Director since October 2012, will not be standing for re-election at the Annual Meeting.

Gordon G. Pratt and Leo Christopher Saenger III are Class II Directors serving terms ending at the 2016 Annual Meeting. Larry G. Swets, Jr. and Scott D. Wollney are Class III Directors serving terms ending at the 2017 Annual Meeting.

The Board of Directors knows of no reason that Mr. Horowitz or Mr. Raucy might be unavailable to serve as the Class I Directors, and each has expressed an intention to serve, if elected. If Mr. Horowitz or Mr. Raucy is unable to serve, the shares represented by all valid proxies will be voted “FOR” the election of such substitute nominee as the Board of Directors may recommend. There are no arrangements or understandings between any of the persons nominated to be a Class I Director and any other person pursuant to which any of such nominees was selected.

Required Vote

The election of a director requires the affirmative vote of a plurality of the votes cast by the holders of shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors, provided that a quorum is represented at the meeting. A “plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be elected at the meeting. Therefore, proxies marked “WITHHOLD” and “broker non-votes” will have no impact on the election of directors. Properly executed proxies submitted pursuant to this solicitation will be voted “FOR” the election of Mr. Horowitz and Mr. Raucy as Class I Directors, unless specified otherwise.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF MR. HOROWITZ AND MR. RAUCY AS CLASS I DIRECTORS.

DIRECTORS

Directors Standing for Election (Class I)

Douglas N. Raucy, age 58, has served as our President and Chief Executive Officer and as a member of our Board of Directors since its inception in October 2012. He has served in the same positions at both of our wholly-owned subsidiary companies, Maison Insurance Company and at Maison Managers Inc. since their inception in October 2012. Prior to joining our company, Mr. Raucy served as the Chief Executive Officer and President and as a member of the Board of Directors of Access Home Holdings LLC, Access Home Insurance Company and Access Home Managers LLC from August 2011 to October 2012. He also served as the Chief Executive Officer and President and as a member of the Board of Directors of Prepared Holdings LLC, Prepared Insurance Company and Prepared Managers LLC. From January 2001 to August 2008, he served as the Chief Operating Officer of the Institute of Business and Home Safety (IBHS), a property mitigation firm that focuses on disaster-resistance property research and education. Mr. Raucy’s prior executive experience also includes positions held during his 20 year tenure at Allstate Insurance Company, including his role as the Director and Founder of the National Catastrophe Team and National Catastrophe Center from 1995 through 2001, where he led the Allstate Insurance Company efforts for every major national catastrophe. He previously served as a member of the advisory board for Marshall Swift/Boech and a consultant to the Ocean Research & Resources Advisory Panel, a U.S. federal advisory committee studying the effects of the ocean on global weather patterns. Mr. Raucy obtained a bachelor’s degree from Utah State University. We believe Mr. Raucy’s business and management experience make him a qualified and valuable member of our Board of Directors.

Joshua S. Horowitz, age 37, was appointed to our Board of Directors in April 2015. He has served as a member of the Board of Directors of 1347 Capital Corporation, a publicly-held company formed for the purpose of entering into a business combination with a company operating in the insurance industry (NASDAQ: TFSC), since July 2014. Since January 2012, Mr. Horowitz has served as managing director of Palm Ventures LLC, a family office private investment firm. Palm Ventures LLC and its affiliates invest in a wide range of public and private companies. From October 2011 to December 2011, Mr. Horowitz worked as an independent consultant. From September 2010 to September 2011, Mr. Horowitz served as Director of Research of Inverlochy Capital Ltd., a private asset management company. From April 2009 to April 2010, Mr. Horowitz served as managing director of Sapinda GmbH, a private investment holding company. From March 2004 to October 2008, Mr. Horowitz served as Director of Research for Berggruen Holdings, Inc., a family office with over $2 billion in assets under management globally. In these positions, Mr. Horowitz has analyzed and managed investments in a number of companies, with an emphasis on insurance and financial firms. Mr. Horowitz is a director of Lincoln General Insurance Company, a private insurance company, and Democracy at Work, a 501(c)(3) non-profit organization. Mr. Horowitz obtained a Bachelor of Science degree in Management from Binghamton University. In March 2015, Mr. Horowitz successfully completed the Business of Insurance Certificate Program at St. John’s University. We believe Mr. Horowitz’s qualifications to serve on our Board of Directors include his executive management experience, his experience with the analysis and management of investments in companies in the insurance sector, and his service on the board of a private insurance company.

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Directors Continuing in Office

Directors whose present terms continue until 2016 (Class II):

Gordon G. Pratt, age 53, has served as the Chairman of our Board of Directors since November 2013. Since March 2004, Mr. Pratt has been Managing Member of Fund Management Group LLC (“FMG”), a privately-held investment and holding company. From June 2004 to April 2006, he served as the Senior Vice President, Corporate Development of the Willis Group in New York and London, prior to which he was an equity holder and Managing Director of Hales Capital Advisors LLC and the Managing Partner of Distribution Partners Investment Capital L.P., a private equity fund focused on the insurance industry. Mr. Pratt currently serves as a Director, President, and Chief Executive Officer of 1347 Capital Corporation (NASDAQ: TFSC) and currently serves as Chairman of the Board of 1347 Capital LLC, a private investment advisory firm and as Chairman of the Board of Directors (and on the audit and compensation committees) of Atlas Financial Holdings, Inc. (NASDAQ: AFH). He previously served as Vice Chairman of the board of United Insurance Holdings Corp. (NASDAQ: UIHC) and as Vice Chairman of the board of privately-held Avalon Risk Management Insurance Agency LLC. Mr. Pratt also served as a member of the Board of Directors of United Property & Casualty Insurance Company and as Chairman of the boards of directors for FMG Acquisition Corp. (OTC: FMGQ) and of privately-held Risk Enterprise Management Limited. Before joining Hales, Mr. Pratt was a Senior Vice President and a member of the management committee of Conning & Company, where he helped to raise and invest capital for three Conning Private Equity funds. He began his career at The Chase Manhattan Bank, N.A. in New York. Mr. Pratt obtained a bachelor’s degree from Cornell University and a Master of Management degree from Northwestern University. We believe Mr. Pratt’s qualifications to serve on our Board of Directors include more than 25 years’ experience in insurance company financial statement analysis and assessment and his experience serving as chairman or vice chairman on the boards of directors of other publicly-traded and privately held insurance enterprises.

Leo Christopher Saenger, III, age 47, has served as a member of our Board of Directors since November 2013. Since February 2005, Mr. Saenger has served as President of Reliant Star Capital, Inc., which he founded in 2005 to focus on small and middle market private equity transactions. Based in New York, Reliant Star Capital, Inc. has consummated investments in industries ranging from computer peripherals to healthcare products and energy distribution. Prior to starting Reliant Star Capital, Inc., Mr. Saenger was a Partner at One Equity Partners, or OEP, a $5 billion private equity fund of J.P. Morgan, where he led investments in a variety of industries including healthcare, business services, aviation services and specialty insurance and completed dozens of acquisitions and add-on acquisitions for portfolio companies. During his approximately 10 years with OEP, Mr. Saenger took a leave of absence from April 2000 to February 2001 to work directly under Jamie Dimon, who was the newly-appointed CEO of Bank One, prior to its acquisition by JP Morgan Chase. At Bank One, Mr. Saenger led a five person “skunk works” team that worked on a variety of high-level banking strategic initiatives including technology reviews of various departments, competitive benchmarking, acquisition target analysis, and market research. Mr. Saenger started his career with Continental Illinois Venture Corp., the private equity branch of Continental Bank. He currently serves as a member of the Board of Directors (and on the audit committee) of Aphena Pharma Holdings and as a member of the Board of Directors of the Scarsdale Golf Club, which is a non-profit organization. Mr. Saenger is also a Trustee on the board of trustees of the St. Pius X Church, which is a non-profit organization. Mr. Saenger obtained a bachelor’s degree in finance and economics from the University of Notre Dame where he graduated cum laude and a Master of Business Administration with a double major in finance and entrepreneurial management from the University of Pennsylvania Wharton School of Business. We believe Mr. Saenger’s qualifications to serve on our Board of Directors include his approximately 20 years of management and investment experience leading Reliant Star Capital, Inc. and his experience serving on other boards and board committees across a broad range of industries.

Directors whose present terms continue until 2017 (Class III):

Larry G. Swets, Jr., age 40, has served as a member of our Board of Directors since November 2013. Since June 2010, Mr. Swets has served as the President and Chief Executive Officer of Kingsway Financial Services, Inc. (“KFSI”) (NYSE: KFS), and prior to that, served as Executive Vice President of Corporate Development for that entity from January 2010 to July 2010. In September 2013, Mr. Swets joined the Board of Directors of KFSI. Mr. Swets also currently serves as a Director of Atlas Financial Holdings, Inc. and as Chairman of the Board of Directors of 1347 Capital Corp. (NASDAQ: TFSC). From June 2007 through March 2012, Mr. Swets was a director of United Insurance Holdings Corp., a property and casualty insurance company. From June 2007 through September 2008, Mr. Swets was the CFO, Secretary, Treasurer and Executive Vice-President of FMG Acquisition Corp., a private holding company. In 2005, Mr. Swets founded Itasca Financial LLC, an advisory and investment firm specializing in the insurance industry, where he serves as Managing Director until January 2010. Prior to his work at Itasca Financial LLC, Mr. Swets served as an insurance company executive and advisor, including the role of Director of Investments and Fixed Income Portfolio Manager for Kemper Insurance. Mr. Swets obtained a bachelor’s degree from Valparaiso University and a Master’s degree in finance from DePaul University. He also holds the Chartered Financial Analyst designation from the CFA Institute. We believe Mr. Swet’s qualifications to serve on our Board of Directors include his more than ten years of executive management and leadership experience in the insurance industry.

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Scott D. Wollney, age 46, was appointed to our Board of Directors in March 2015. Since December 2010, Mr. Wollney has served as the President and Chief Executive Officer and a director of Atlas Financial Holdings, Inc., a NASDAQ-listed commercial automobile insurance company. From July 2009 until December 2010, Mr. Wollney was President and Chief Executive Officer of Kingsway America, Inc. (“KAI”). From May 2008 to March 2009, he was the President and Chief Executive Officer of Lincoln General Insurance Company (a subsidiary of KAI), a property and casualty insurance company. From January 1998 to May 2008, he was President of Avalon Risk Management, Inc., an insurance broker. Mr. Wollney has more than 24 years of experience in property and casualty insurance. During his tenure in the industry, Mr. Wollney has held executive positions at both insurance companies as well as brokerage operations. Mr. Wollney is a MBA graduate of Northwestern University’s Kellogg School of Management with a concentration in finance and management strategy and holds a Bachelor of Arts degree from the University of Illinois. We believe Mr. Wollney’s qualifications to serve on our Board of Directors include his direct operating experience with respect to numerous disciplines which are critical to the insurance business.

Board Meetings and Independence

During the year ended December 31, 2014, the Board of Directors held six formal meetings. During 2014, no director attended less than 75% of the Board and applicable committee meetings.

Board members are encouraged, but not required to attend the Annual Meeting.

The Board has determined that four of its members are “independent directors” as defined under the applicable rules of the NASDAQ Stock Market and the Securities and Exchange Commission. The four independent directors are Gordon G. Pratt, Leo Christopher Saenger, III, Scott D. Wollney, and Joshua S. Horowitz. In making its determination of independence, the Board of Directors considered questionnaires completed by each director and all ordinary course transactions between the Company and all entities with which the director is employed. In the case of Mr. Pratt, the Board also considered his role as managing member of FMG and sole manager of FEA Pratt Family Holdings LLC, entities which own an approximate 9.5% beneficial ownership interest in the Company.

Board Leadership Structure and Risk Oversight

Our Board of Directors does not have a policy on whether the same person should serve as both the Chief Executive Officer and the Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. Our Board believes that it should have the flexibility to periodically determine the leadership structure that it believes is best for the Company. Currently, the positions of Chairman of the Board and Chief Executive Officer are separated. The Chief Executive Officer currently serves as the only member of management on the Board.

The Chairman of the Board typically presides at all meetings of the Board and is elected to serve by the directors. The Chairman’s role also includes providing feedback on the direction and performance of the Company, setting the agenda of meetings of the Board of Directors and leading the Board of Directors in anticipating and responding to changes in our business.

Our Board is actively involved in oversight of risks that could affect the Company. This oversight is conducted primarily through committees of the Board as disclosed in the descriptions of each of the committees herein and in the charters of each of the committees, but the full Board has retained responsibility for general oversight of risks. Our Board satisfies this responsibility through full reports by each committee chair regarding the applicable committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.

Code of Ethics

We have adopted a code of ethics applicable to all employees and directors of the Company. Our code of ethics has been posted on our corporate website: www.1347pih.com under the heading “Governance Documents”.

Board Committees and Committee Member Independence

Our Board of Directors has an Audit Committee, a Compensation and Management Resources Committee, and a Nominating and Corporate Governance Committee. The composition of each committee as of April 30, 2015 is outlined in the table below. Our Board of Directors utilizes the NASDAQ rules and independence standards in determining whether its members are independent.

	Audit Committee	Compensation & Management Resources Committee	Nominating & Corporate Governance Committee
Gordon G. Pratt	X	X	X
Leo Christopher Saenger, III	X	X	X
Scott D. Wollney	X
Joshua S. Horowitz		X	X

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The following is a summary of the respective responsibilities of each of the Board’s standing committees. The Board of Directors has approved and adopted a written charter for each of the committees listed, copies of which are posted on the Company’s website at www.1347pih.com in the “Governance Documents” section.

Audit Committee. The Audit Committee, was appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities with respect to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the external auditor’s qualifications, independence, and performance, and the performance of the Company’s internal audit function. The Audit Committee’s primary duties and responsibilities are to:

•	Oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.
•	Identify and monitor the management of the principal risks that could impact the financial reporting of the Company.
•	Monitor the integrity of the Company’s financial reporting process and system of internal controls regarding financial reporting and accounting appropriateness and compliance.
•	Recommend the appointment of and monitor the independence and performance of the Company’s external auditors and the appointed actuary.
•	Provide an avenue of communication among the external auditors, the appointed actuary, management, and the Board.
•	Review the annual audited and quarterly financial statements with management and the external auditors.

Audit committee members shall meet independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, the independence requirements of the NASDAQ listing standards and all other applicable rules and regulations. The Board of Directors has determined that each of Mr. Pratt and Mr. Saenger is an “audit committee financial expert” as that term is defined in Securities and Exchange Commission Regulations. Each member of the Audit Committee is independent and satisfies the applicable requirements for Audit Committee membership under the NASDAQ rules.

Compensation and Management Resources Committee. The primary purpose of the Compensation & Management Resources Committee (the “Compensation Committee”) is to assist the Board of Directors in discharging its responsibilities with respect to compensation of the Company’s senior officers and subsidiary presidents and to provide recommendations to the Board in connection with directors’ compensation. The Compensation Committee receives input and recommendations from the Company’s executive officers. Neither the Compensation Committee nor management has engaged a compensation consultant as of April 30, 2015. Each Compensation Committee member is independent and satisfies the applicable requirements for Compensation Committee membership under the NASDAQ rules.

Nominating and Corporate Governance Committee. The purpose of the Nominating and Corporate Governance Committee (the “Nominating Committee”) is to identify, evaluate and recommend individuals qualified to become members of the Board of Directors, consistent with criteria approved by the Board of Directors, select, or recommend that the Board select the director nominees to stand for election at each annual or special meeting of stockholders of the Company in which directors will be elected or to fill vacancies on the Board, develop and recommend to the Board a set of corporate governance principles applicable to the Company, oversee the annual performance evaluation of the Board and its committees and management, and otherwise take a leadership role in shaping and providing oversight of the corporate governance of the Company, including recommending directors eligible to serve on all committees of the Board. Each Nominating Committee member is independent and satisfies the applicable requirements for Nominating Committee membership under the NASDAQ rules.

Although the Nominating Committee has not formulated any specific minimum qualifications that the committee believes must be met by a director-nominee that the committee recommends to the Board, the factors it will take into account will include judgement, skill, diversity, experiences with businesses and other organizations of comparable size and scope, the interplay of the candidate’s experience with the experience of other directors, and the extent to which the candidate would be a desirable addition to the Board of Directors and any committees of the Board. Each of the proposed director nominees was recommended by independent members of the Board of Directors.

The Nominating Committee will consider recommendations for directorships submitted by stockholders. Any such director nominee recommendations must be addressed to the Secretary of the Company, 1511 N. Westshore Blvd., Suite 870, Tampa, FL 33606, and include appropriate biographical information concerning each proposed nominee. The secretary will forward recommendations to the Nominating Committee and those candidates will be given the same consideration as all other candidates. Each recommendation should set forth the candidate’s name, age, business address, business telephone number, residence address, and principal occupation or employment as well the submitting stockholder’s name, address and telephone number and number of shares held. The committee may require the recommended candidate to furnish additional information.

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A stockholder wishing to nominate an individual for election to the Board of Directors at the Annual Meeting, rather than recommend a candidate to the Nominating Committee, must comply with the advance notice requirements set forth in Article I, Section 4 of our bylaws. See “Stockholder Proposals for Presentation at the 2016 Annual Meeting” for further information.

Director Compensation

The Board determines the form and amount of non-employee director compensation after its review of recommendations made by the Compensation Committee. Non-employee directors receive such compensation as determined by a majority of the Board. Directors who are employees of the Company do not receive compensation for their service as directors.

During the year ended December 31, 2014, the Company compensated non-employee directors with a combination of cash payments as well as one-time grants of options to purchase the Company’s common stock. The cash payments include a yearly fee of $50,000 (paid in four equal quarterly installments) to each member of the Board then serving, as well as $25,000 paid to Mr. Pratt, for his additional responsibilities as Chairman of the Board and $15,000 paid to Mr. Saenger, for his additional responsibilities as Chairman of the Audit Committee.

Director option grants vest immediately and have an exercise price equal to the market closing price of our common stock as of the date of issuance, and expire four years from the date of issuance. The aggregate fair value of the option awards, which has been provided in the following table, has been calculated on the date of grant using the Black-Scholes valuation model. Assumptions used in the calculation of these amounts are described in Note 10 to the Company’s audited financial statements found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

The following table sets forth information with respect to compensation earned by each of our non-employee directors for the year ended December 31, 2014.

Non-Employee Director	Fees Earned or Paid in Cash ($)	Stock Option Awards ($)	All Other Compensation ($)	Total ($)
Hassan Baqar	50,000	19,009	—	69,009
Gordon G. Pratt	75,000	19,009	—	94,009
Leo Christopher Saenger, III	65,000	19,009	—	84,009
Larry G. Swets, Jr.	50,000	19,009	—	69,009
Scott D. Wollney(2)	—	—	—	—
Joshua S. Horowitz(2)	—	—	—	—

1.	In addition to their director compensation, non-employee directors are reimbursed for travel and other reasonable out-of-pocket expenses related to their attendance at board or committee meetings. These expenses have not been included in the table above.
2.	Mr. Wollney and Mr. Horowitz were appointed to the Board of Directors in March and April 2015, respectively, and thus did not receive any compensation from the Company for the year ended December 31, 2014.

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The aggregate number of stock awards issued during 2014 and outstanding as of December 31, 2014 for each non-employee director was as follows:

	Stock Option Awards (Number of Shares)
Non-Employee Director	Outstanding on January 1, 2014	Granted During 2014	Outstanding on December 31, 2014
Hassan Baqar	—	17,745	17,745
Gordon G. Pratt	—	17,745	17,745
Leo Christopher Saenger, III	—	17,745	17,745
Larry G. Swets, Jr.	—	17,745	17,745
Scott D. Wollney (1)	—	—	—
Joshua S. Horowitz (1)	—	—	—

1.	Mr. Wollney and Mr. Horowitz were appointed to the Board of Directors in March and April 2015, respectively, and thus did not receive any compensation from the Company for the year ended December 31, 2014.

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PROPOSAL 2:
APPROVAL OF THE ISSUANCE OF CERTAIN SHARES OF OUR COMMON STOCK IN EXCESS OF
20% OF OUR OUTSTANDING SHARES UPON EXERCISE OF WARRANTS ISSUED TO 1347
ADVISORS LLC IN ACCORDANCE WITH NASDAQ LISTING RULES

Terms of the MSA Transaction

On February 24, 2015, the Company entered into an Agreement to Buyout and Release dated February 24, 2015 (the “Buyout Agreement”) with 1347 Advisors LLC (“Advisors”), a subsidiary of KFSI, to terminate the Management Services Agreement (the “MSA”) between the Company and Advisors dated February 11, 2014, under which Advisors agreed to provide certain services to the Company, including forecasting, analysis of capital structure and reinsurance programs, consultation in future restructuring or capital raising transactions, and consultation in corporate development initiatives.

In connection with the Buyout Agreement and in consideration for Advisors agreeing to voluntarily terminate the MSA effective February 24, 2015 pursuant to the Buyout Agreement, the Company: (i) paid Advisors $2,000,000 in cash, (ii) issued to Advisors 120,000 shares of the Company’s Series B Preferred Shares having a liquidation amount per share equal to $25.00, (iii) issued to Advisors a seven-year warrant (the “MSA Warrant”) to purchase up to 1,500,000 shares of the Company’s common stock at an exercise price of $15.00 per share, and (iv) entered into a Performance Shares Grant Agreement dated February 24, 2015 with Advisors, whereby Advisors will be entitled to receive 100,000 shares of the common stock from the Company if at any time the last sales price of the common stock equals or exceeds $10.00 per share for any 20 trading days within any 30-trading day period (collectively, the “Transaction”). The Transaction closed on February 24, 2015.

Why the Company Needs Stockholder Approval

Since our common stock is listed on NASDAQ, we are subject to the NASDAQ’s rules and regulations. NASDAQ Listing Rule 5635(b) requires us to obtain stockholder approval prior to certain issuances with respect to common stock or securities convertible into common stock which could result in a change of control of the Company. This rule is referred to as the “NASDAQ Change of Control Rule.” Generally, NASDAQ interpretations provide that a change of control would occur when, as a result of the issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position. Subject to certain conditions described below, the MSA Warrant entitles the holder to purchase up to 1,500,000 shares of the Company’s common stock at an exercise price of $15.00 per share (the “MSA Warrant Shares”). Currently, certain affiliates of Advisors own 1,075,000 shares, or approximately 16.9%, of the outstanding shares of our common stock. The issuance of the MSA Warrant Shares could result in Advisors, together with certain of its affiliates, acquiring more than 20% of our shares of common stock as a group and such ownership could be the largest aggregate ownership position of our outstanding common stock. In order to comply with the NASDAQ Change of Control Rule, we are seeking stockholder approval for the potential issuance of our common stock in excess of the NASDAQ limitations.

If this proposal is adopted, we would be able to issue the MSA Warrant Shares in excess of the NASDAQ limitations. The issuance of such shares could result in significant dilution to our stockholders, and afford them a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. Additionally, the sale or any resale into the public markets of the MSA Warrant Shares could cause the market price of our common stock to decline.

Under the terms of the MSA Warrant, the Company will not issue any MSA Warrant Shares to the extent that after giving effect to such issuance of MSA Warrant Shares any holder of the Warrant, together with its affiliates, beneficially own or control the right to vote in excess of 19.9% of the Company’s total shares of common stock outstanding after giving effect to such issuance, unless and until the Company obtains stockholder approval permitting such issuance in accordance with the applicable rules of the NASDAQ Stock Market.

If stockholder approval is not obtained, pursuant to the terms of the MSA Warrant, the Company is required to cause the Registration Rights Agreement, dated February 28, 2014, by and between KAI and the Company (the “Registration Rights Agreement”) to be amended to provide that (i) the holder of the MSA Warrant is granted a demand registration right thereunder with respect to the resale by the holder of the MSA Warrant, which demand registration may, at the option of holder, be for the Company to file a shelf registration statement that permits the resale of the MSA Warrant from time to time thereunder, (ii) the Company is required to include the MSA Warrant in any shelf registration statement that the Company files after the date of such amendment and (iii) if the holder of MSA Warrant exercises its demand registration right under such amended Registration Rights Agreement with respect to the MSA Warrant, the Holder shall pay all expenses (including the Company’s expenses) relating to the registration of such MSA Warrant.

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Required Vote

Approval requires an affirmative vote of the majority of the votes properly cast by the holders of shares of our common stock. Brokers who hold shares in street name for customers who are the beneficial owners of such shares may not give a proxy to vote those shares on Proposal 2 absent specific instructions from their customers. Proxies marked “ABSTAIN” and broker non-votes shall not be considered as votes cast for or against Proposal 2 and will have no effect on the outcome of the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE ISSUANCE OF CERTAIN SHARES OF OUR COMMON STOCK IN EXCESS OF 20% OF OUR OUTSTANDING SHARES UPON EXERCISE OF WARRANTS ISSUED TO 1347 ADVISORS LLC IN ACCORDANCE WITH NASDAQ LISTING RULES.

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PROPOSAL 3:
AMENDMENT TO OUR CHARTER TO INCREASE THE NUMBER OF
AUTHORIZED SHARES OF OUR COMMON STOCK

The Board approved, subject to stockholder approval, an amendment to the Company’s Third Amended and Restated Certificate of Incorporation (the “Charter”) to increase the number of shares of our common stock authorized for issuance from 10,000,000 shares to 20,000,000 shares, which would increase the total number of authorized shares of the Company’s capital stock from 11,000,000 to 21,000,000. To accomplish the increase in authorized shares of common stock, the Board proposes that the first paragraph of Article IV of the Company’s Charter be amended to read in its entirety as follows (the “Amendment”):

“The total number of shares of capital stock which the Corporation shall have authority to issue is Twenty-One Million (21,000,000) shares, of which (i) Twenty Million (20,000,000) shares shall be a class designated as common stock, par value $0.001 per share (the “Common Stock”), and (ii) One Million (1,000,000) shares shall be a class designated as preferred stock, par value $25.00 per share (the “Preferred Stock”).”

If this proposal is approved, the proposed Amendment will become effective upon the filing of the Certificate of Amendment with, and the acceptance for record of the Certificate of Amendment by, the Secretary of State of the State of Delaware, which filing will take place as soon as reasonably practicable following the Annual Meeting. No change will be made to the other provisions of the Company’s Charter on the basis of this proposal.

The Company’s Charter currently authorizes the issuance of 11,000,000 shares of capital stock, 10,000,000 shares of which are designated common stock, par value $0.001 per share, and 1,000,000 shares of which are designated as preferred stock, par value $25.00 per share. Of the 10,000,000 shares of common stock currently authorized for issuance under our Charter, as of March 31, 2015, we had 6,358,125 shares of common stock issued and outstanding, 2,625,397 reserved for issuance and 1,016,478 shares of our common stock available for issuance for general corporate purposes. We believe increasing the shares of our authorized common stock strengthens the Company’s flexibility to respond to future business and financial needs, is consistent with prudent financial management and is aligned with best practices. The proposed Amendment will not affect the authorization of the preferred stock.

We believe that the availability of additional authorized but unissued shares of common stock will enable us to promptly and appropriately respond to future business opportunities. These opportunities may include, but are not limited to, capital raising transactions, financing and acquisition transactions, strategic investments, stock dividends, stock splits and other general corporate purposes that have not yet been identified. The Company has no present plans, arrangements, commitments or understandings with respect to the issuance of any of the additional shares of common stock that would be authorized by adoption of the Amendment. If the Amendment is not approved, our ability to issue additional shares of common stock for such purposes, if any, will be limited by the overall pool of shares currently remaining available for future issuance under our Charter.

For the foregoing reasons, we seek stockholder approval to increase our authorized common stock from 10,000,000 to 20,000,000 and make the corresponding change in the aggregate number of shares of all classes of stock which we have authority to issue to 21,000,000.

If our stockholders approve the Amendment, our Board may cause the issuance of additional shares of common stock without further vote of our stockholders, except as may be required in particular cases by our organizational documents, applicable laws or regulations, or the rules of NASDAQ. The additional shares of common stock authorized in the Amendment will have the same rights and privileges as the shares of common stock presently issued and outstanding and will not be entitled to preemptive rights nor will existing stockholders have any preemptive rights to acquire any of those shares when issued. In addition, if our Board causes the Company to issue additional shares of common stock or securities convertible into or exercisable for common stock, such issuance could have a dilutive effect on the equity, earnings and voting interests of existing stockholders. The increase in the number of authorized shares of common stock also could discourage or hinder efforts by other parties to obtain control of the Company, thereby having an anti-takeover effect, although this is not the intent of our Board in proposing the Amendment. The Amendment is not being proposed in response to any known threat to acquire control of the Company.

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Required Vote

Approval of the Amendment to our Charter to increase the number of shares of our common stock authorized for issuance from 10,000,000 shares to 20,000,000 shares requires the affirmative vote of the holders of at least 66 2/3% of the voting power of all the outstanding shares of stock of the Company entitled to vote generally in the election of Directors at the Annual Meeting. Brokers who hold shares in street name for customers who are the beneficial owners of such shares may not give a proxy to vote those shares on Proposal 3 absent specific instructions from their customers. Proxies marked “ABSTAIN” and broker non-votes as to Proposal 3 will have the effect of a vote AGAINST approval.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE AMENDMENT TO OUR CHARTER TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK.

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PROPOSAL 4:

APPROVAL OF THE COMPANY’S AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN

Summary of Plan Amendment and Restatement

Effective April 15, 2015, the Board of Directors adopted amendments and approved a restatement of the Company’s 2014 Equity Incentive Plan (the “Plan”), subject to the approval of our stockholders, in order to implement certain changes relating to permitted award types under the Plan. At the Annual Meeting, our stockholders will be asked to approve the Company’s Amended and Restated 2014 Equity Incentive Plan.

Proposed Changes to the Plan Under the Amended and Restated Plan

Stock options are the only awards currently available under the Plan. The Board of Directors believes that it is in the best interests of the Company and its stockholders to add additional award types to the Plan to increase its flexibility to offer stock and cash based incentives to employees and directors to give them a stake in our future growth, to incent sustainable long-term performance that builds stockholder value and to encourage continued, committed service. The amended and restated Plan, if approved, would add the following award types:

Restricted Stock and Restricted Stock Units (RSUs). RSUs represent the right to receive a specified number of shares of our common stock (or cash) at a future specified date or after vesting in accordance with the terms of the grants and/or upon the attainment of certain performance criteria specified by the Compensation Committee. Awards of restricted stock are subject to a vesting condition specified by the Compensation Committee in an award agreement. During such vesting period, shares may be subject to forfeiture and restriction on sale. Following the end of the vesting period, shares are no longer subject to forfeiture but as determined by the Compensation Committee at the time of grant, may continue to be subject to a restriction on transfer for a specified period of time, or in the case of RSUs, delayed settlement.

Performance Shares. A performance share is a grant of shares, settlement of which is contingent on the achievement of performance or other objectives during a specified period as determined by the Compensation Committee.

Performance Cash Awards and Other Stock-Based Awards. The Compensation Committee may grant awards denominated in cash that may be performance-based or that may be earned under our annual bonus plan or under other incentive or bonus plans. In addition to the types of awards described in above, the Compensation Committee may grant other incentives payable in cash or in common stock under the Plan as it deems appropriate and subject to such other terms and conditions as it deems appropriate.

Performance Criteria. The performance criteria for an award will be measured for achievement or satisfaction during the performance period chosen by the Compensation Committee, including, but not limited to any of the following: revenue; revenue growth; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per share; operating income; pre- or after-tax income; net operating profit after taxes; economic value added (or an equivalent metric); ratio of operating earnings to capital spending; cash flow (before or after dividends); cash-flow per share (before or after dividends); net earnings; net sales; sales growth; share price performance; return on assets or net assets; return on equity; return on capital (including return on total capital or return on invested capital); cash flow return on investment; total shareholder return; improvement in or attainment of expense levels; and improvement in or attainment of working capital levels.

Awards of Restricted Stock Units to Certain Officers Subject to Stockholder Approval

The Board of Directors has approved, subject to stockholder approval of the amended and restated Plan, the following awards of RSUs which each represent the right to receive one share of our common stock upon satisfaction of certain conditions: 12,500 to Douglas N. Raucy, President and Chief Executive Officer, 4,000 to John S. Hill, Vice President and Chief Financial Officer and 4,000 to Dean Stroud, Vice President and Chief Underwriting Officer. Under the RSUs, 50% of the shares will be issued upon the date that the last sales price of the Company’s common stock equals or exceeds $10.00 per share and 50% of the shares will be issued upon the date that the last sales price of the Company’s common stock equals or exceeds $12.00 per share.

Other Material Features of the Plan

The following is a summary of the amended and restated Plan, which is qualified in its entirety by reference to the amended and restated Plan, a copy of which is attached as Appendix A.

Purpose. The purposes of the Plan are (i) to align the interests of the Company’s stockholders and the recipients of awards under the Plan by increasing the proprietary interest of such recipients in the Company’s growth and success; (ii) to advance the interests of the Company by attracting and retaining officers and other employees; and (iii) to motivate such persons to act in the long-term best interests of the Company and its stockholders.

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Eligible Participants. Participants in the Plan consist of directors and such officers and other employees of the Company and its subsidiaries as the Compensation Committee in its sole discretion may select from time to time.

Stock Options. The Compensation Committee may, in its discretion, grant stock options to purchase shares of the Company’s common stock to such eligible persons as may be selected by the Compensation Committee. The number of shares of the Company’s common stock subject to each stock option granted pursuant to the Plan shall be determined by the Compensation Committee in its sole discretion. The exercise price of each stock option granted pursuant to Plan shall bear a strike price at or above fair market value, which is the closing transaction price of the Company’s common stock as reported on the NASDAQ stock market on the date as of which such value is being determined, but in no event less than tangible book value per share.

Shares Available. A total of 177,456 stock options for shares of our common stock were awarded upon the closing of our IPO to our directors and officers. Subject to adjustment as provided in the Plan, a total of 177,456 additional shares of our common stock are available for future grants of stock options, performance shares, restricted stock or RSUs.

Agreement. Each award under the Plan shall be evidenced by an agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an agreement is executed by the Company and, to the extent required by the Company, either executed by the recipient or accepted by the recipient by electronic means approved by the Company within the time period specified by the Company.

Administration. The Plan shall be administered by the Compensation Committee. The Compensation Committee shall, subject to the terms of the Plan, select eligible persons for participation in the Plan and determine the form, amount and timing of each award to such persons and the number of stock options, the exercise price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the agreement evidencing the award. The Compensation Committee shall, subject to the terms of the Plan, interpret the Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of the Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities.

Amendment and Termination. The Board may amend the Plan as it shall deem advisable; provided, however, that no amendment to the Plan shall be effective without the approval of the Company’s stockholders if stockholder approval is required by applicable law, rule or regulation, including Section 162(m) of the Internal Revenue Code (the “Code”) or any rule of the NASDAQ Stock Market; provided further, that no amendment may materially impair the rights of a holder of an outstanding award without the consent of such holder. The Plan shall terminate as of the date on which all of the shares available thereunder have become subject to awards granted under the Plan unless the Plan is terminated earlier by the Board of Directors. Termination of the Plan shall not affect the terms or conditions of any award granted prior to termination.

Tax Consequences

The following provides only a general description of the application of U.S. federal income tax laws to certain awards under the Plan. This discussion is intended for the information of our stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the Plan, as the consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. Different tax rules may apply, including in the case of variations in transactions that are permitted under the Plan (such as payment of the exercise price of an option by surrender of previously acquired shares of common stock). This summary does not address in any detail the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local or foreign tax laws.

We generally will be entitled to withhold any required taxes in connection with the exercise or payment of any award, and may require the participant to pay such taxes as a condition to the exercise or payment of an award.

Stock Options. A recipient generally will not realize any taxable income upon the grant of nonqualified stock options (“NQSO”) under the Plan. Upon exercise of an NQSO, the participant will realize ordinary income in an amount generally measured by the excess, if any, of the fair market value of the shares on the date of exercise over the stock option exercise price. We will generally be entitled to a deduction in the same amount as the ordinary income realized by the participant. Upon the sale of shares acquired upon exercise of an NQSO, the participant will realize short-term or long-term capital gain or loss, depending upon the length of time the shares are held. Such gain or loss will be measured by the difference between the sale price of the shares and the fair market value on the date of exercise. The stock options are not intended to qualify as incentive stock options, within the meaning of Section 422 of the Code.

Restricted Stock and Performance Shares. A recipient of restricted stock or performance shares generally will be subject to tax at ordinary income rates on the fair market value of the common stock at the time the shares have been delivered and are no longer subject to forfeiture. A recipient who so elects under Section 83(b) of the Code within 30 days of the grant date will have ordinary taxable income on the date of the grant equal to the fair market value of the shares as if the shares were unrestricted or the shares were earned and could be sold immediately. If the shares subject to such election are forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited shares.

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Upon sale of the restricted shares or performance shares after the forfeiture period has expired, the recipient will have a long-term or short-term capital gain or loss dependent upon the time period over which the recipient has held the shares following the expiration of the restriction period. If the recipient timely elects under Section 83(b) to be taxed as of the date of the grant, the holding period commences on the grant date, rather than from the end of the restriction period, and the tax basis will be equal to the fair market value of the shares on the grant date as if the shares were unrestricted and could be sold immediately. The Company will generally be entitled to a deduction for compensation paid to a participant in the amount of ordinary income recognized by the participant.

RSUs. A recipient of units will generally be subject to tax at ordinary income rates on the fair market value of any shares of common stock issued or cash paid pursuant to such an award, and the Company will generally be entitled to a deduction equal to the amount of the ordinary income realized by the recipient, at the time of receipt. The capital gain or loss holding period for any common stock distributed under an award will begin when the recipient recognizes ordinary income in respect of that distribution.

Approval of the Plan for Purposes of Section 162(m) of the Code

The Plan is designed to enable us to achieve tax-deductibility for certain incentive awards granted under it. Under Section 162(m) of the Code, in order for compensation in excess of $1 million paid in any year to certain executive officers to be tax deductible, the compensation must qualify as “performance-based.” Generally, these executive officers are the CEO and the three other named executive officers other than the CFO who are named in the summary compensation table of our proxy statement each year. One element of such qualification is that stockholders approve the material terms of the performance measures for stock-based awards at least every five years.

By approving the amended and restated Plan, stockholders will also be approving, as required by Section 162(m), the material terms of the performance measures for performance-based awards under the Plan and will allow us to grant equity-based compensation that is exempt from the $1 million limit on tax-deductible compensation. The performance measures are described above under the heading “Proposed Changes to the Plan Under the Amended and Restated Plan–Performance Criteria.”

Required Vote

Approval requires an affirmative vote of the majority of the votes properly cast by the holders of shares of our common stock. Brokers who hold shares in street name for customers who are the beneficial owners of such shares may not give a proxy to vote those shares on Proposal 4 absent specific instructions from their customers. Proxies marked “ABSTAIN” and broker non-votes shall not be considered as votes cast for or against Proposal 4 and will have no effect on the outcome of the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE COMPANY’S AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN.

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PROPOSAL 5:

TO RATIFY THE APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2015

At the Annual Meeting, stockholders will be asked to ratify the appointment of BDO USA, LLP (“BDO”) as our independent registered public accounting firm for the year ending December 31, 2015. The Audit Committee of our Board of Directors has recommended, and the Board of Directors has already appointed BDO as our independent registered public accounting firm for the year ending December 31, 2015. BDO also served as our independent registered public accounting firm for the year ended December 31, 2014. If the stockholders do not ratify the appointment of BDO, our Board will consider the selection of other independent registered public accounting firms for 2015, but will not be required to do so.

Stockholder ratification of the appointment of BDO is not required by our Third Amended and Restated Certificate of Incorporation or our Second Amended and Restated By-Laws. However, our Board of Directors is submitting the appointment of BDO to the stockholders for ratification as a matter of good corporate practice. Even if the appointment is ratified, our Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm for 2015 if the Board of Directors feels that such a change would be in the best interests of the Company and its stockholders.

Representatives of BDO will not be present at the Annual Meeting.

Required Vote

Ratification requires an affirmative vote of the majority of the votes properly cast by the holders of shares of our common stock. Proxies marked “ABSTAIN” and broker non-votes shall not be considered as votes cast for or against Proposal 5 and will have no effect on the outcome of the proposal. A broker or other nominee may generally vote on routine matters such as Proposal 5, and therefore no broker non-votes are expected in connection with this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

Principal Accountant Fees and Services

The consolidated financial statements for the year ended December 31, 2014 and 2013 have been audited by BDO, our independent registered public accounting firm. Our Audit Committee requires that management obtain the prior approval of the Audit Committee for all audit and permissible non-audit services to be provided by BDO. Fees for all services provided by BDO were pre-approved by the Audit Committee pursuant to this procedure. The following table shows fees we paid (or accrued) for professional services rendered by BDO for 2014 and 2013.

	Year ended December 31,
	2014	2013
Audit fees	$154,650	$30,825
Audit-related fees	—	—
Tax fees	—	—
All other fees	800	—
Total	$155,450	$30,825

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AUDIT COMMITTEE REPORT

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its general oversight of the Company’s financial reporting process. The Audit Committee conducted its oversight activities for the Company in accordance with the duties and responsibilities outlined in the Audit Committee charter.

The Company’s management is responsible for the preparation, consistency, integrity and fair presentation of the financial statements, accounting and financial reporting principles, systems of internal control and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company’s independent registered public accounting firm, BDO, is responsible for performing an independent audit of the Company’s financial statements.

The Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2014 with management.
2.	The Audit Committee has discussed with BDO, the Company’s independent auditors for the year ended December 31, 2014, the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16, Communications with Audit Committees.
3.	The Audit Committee has received the written disclosures and the letter from BDO required by applicable requirements of the PCAOB regarding BDO’s communications with the Audit Committee concerning independence, and has discussed with BDO its independence.
4.	Based upon the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

/s/ Leo Christopher Saenger, III, Chairman

/s/ Gordon G. Pratt

/s/ Scott D. Wollney

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COMPENSATION OF EXECUTIVE OFFICERS

With respect to executive compensation, the Compensation Committee’s primary goal is to retain and motivate highly skilled executives aligning their pay with the Company’s performance and stockholder returns. Our compensation consists primarily of five components: (i) base salary, (ii) an annual cash bonus, (iii) equity-based incentive awards, (iv) retirement benefits in the form of Company paid matching and profit sharing contributions to the Company’s 401(k) retirement plan, and (v) premiums paid by the Company on the behalf of our employees for health, dental, life and other ancillary insurance coverage.

The following table summarized the compensation for our named executive officers for the years shown. The Company does not have any employment agreements with its employees.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	All Other Compensation ($)		Total ($)
Douglas N. Raucy President and Chief Executive Officer	2014 2013	280,000 280,000	100,000 50,000	86,965 —	8,446 8,265		475,411 338,265
John S. Hill(1) VP and Chief Financial Officer	2014 2013	175,000 71,410	25,000 —	12,547 —	6,618 3,007		219,165 74,417
Robert G. Gantley(2) VP and Chief Operating Officer	2014 2013	65,064 —	— —	— —	27,003 —	(3)	92,067 —
Dean E. Stroud VP and Chief Underwriting Officer	2014 2013	175,000 175,000	40,000 —	25,473 —	658 573		241,131 175,573

(1)	Mr. Hill joined the Company in 2013, thus the 2013 salary shown represents actual payments based upon an annualized salary of $150,000 from July through November 2013 and an annualized salary of $175,000 for December 2013.
(2)	Mr. Gantley joined the Company in 2014, thus the 2014 salary shown represents actual payments based upon an annualized salary of $175,000.
(3)	Other compensation for 2014 for Mr. Gantley includes a cash sign-on payment of $25,000.

The following table shows the number of outstanding equity awards that are held by our named executive officers as of December 31, 2014.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name and Principal Position	Grant Date(2)		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)(3)	Option Expiration Date
Douglas N. Raucy President and Chief Executive Officer	02/28/2014 03/31/2014 04/04/2014	(1)	33,033 13,064 1,132	— 52,257 4,531	8.00 8.00 8.69	06/15/2015 03/31/2019 04/04/2019
John S. Hill VP and Chief Financial Officer	03/31/2014 04/04/2014		2,155 187	8,623 748	8.00 8.69	03/31/2019 04/04/2019
Robert G. Gantley VP and Chief Operating Officer			— —	— —	— —
Dean E. Stroud VP and Chief Underwriting Officer	03/31/2014 04/04/2014		4,376 379	17,506 1,518	8.00 8.69	03/31/2019 04/04/2019

(1)	Concurrent with the exercise of the option granted to Mr. Raucy on February 28, 2014, the Company will grant up to 33,033 matching shares of restricted common stock of the Company to Mr. Raucy as a one-for-one match against the option shares exercised (the “Matched Shares”). The Matched Shares will vest 100% on the fifth anniversary of the date in which the Matched Shares are issued, subject to Mr. Raucy’s continued employment with the Company.
(2)	The February 28, 2014 option grant to Mr. Raucy vested 100% to Mr. Raucy on grant date. The March 31, 2014 and April 4, 2014 option grants to our named executive officers vest as follows: (i) 20% on date of grant, and (ii) 20% on each of the next four anniversaries of grant date.
(3)	NASDAQ closing price of our common stock on grant date.

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Biographical information regarding our named executive officers is as follows. Mr. Raucy’s information can be found above under the subheading “Directors”.

John S. Hill, CPA, age 58, has served as our Vice President and Chief Financial Officer since July 2013. He has served as the Vice President, Secretary, Treasurer and Director of Maison Insurance Company and has held the roles of Vice President, Treasurer and Director for Maison Managers Inc. Prior to joining our company, Mr. Hill served as an Accounting Manager at AmeriLife Group, LLC from June 2013 to July 2013 and as the founder and owner of his consulting business, Hill Consulting Services LLC from July 2009 to June 2013. From June 2010 to September 2011, Mr. Hill served as the Chief Financial Officer of Prepared Insurance Company and prior to that, he served as the Chief Financial Officer, Controller and Treasurer of Travelers of Florida from May 1998 to June 2009. Mr. Hill also served as the Chief Financial Officer of Carolina Casualty Insurance Company from 1989 to 1997. Mr. Hill served on the Board of Governors of the Florida Automobile Joint Underwriting Association from 1999 through 2003. Mr. Hill’s executive experience includes his prior roles as a national insurance audit instructor and peer review team member in KPMG’s insurance practice. He also holds the designation of certified public accountant (inactive) and is a member of the American Institute of CPAs. Mr. Hill obtained a bachelor’s degree from Iowa State University with a double major in economics and accounting.

Robert G. Gantley, age 61, has served as our Vice President and Chief Operating Officer since November 2014. Mr. Gantley also serves in the positions of VP and COO with Maison Insurance Company. Additionally, Mr. Gantley was elected to the Maison Insurance Company Board of Directors in December 2014. Prior to his tenure with the Company, Mr. Gantley was President of ClaimCor, LLC; an independent insurance claim adjusting and underwriting inspection firm and served in that role for 10 months beginning in October 2013. From April 2010 to October 2013 Mr. Gantley served as the Vice President of research and development for SDII Global Corporation; a forensic engineering and earth sciences firm primarily serving the insurance industry on technical investigations, expert opinion work and other related matters. Mr. Gantley’s background and history centers on insurance claims and insurance operations at the regional and national level. Mr. Gantley was the Chief Operating Officer at Edison Insurance Company from 2005-2010 which is a Florida based homeowner insurance carrier that Mr. Gantley co-founded. Prior to Edison, Mr. Gantley was the Senior Vice President of Claims at Cypress Property and Casualty & Cypress Texas Lloyds for 3 years; a mid-size property and commercial lines carrier with business concentrations in the Florida and Texas marketplace. Prior to Cypress, Mr. Gantley held positions at Bankers Insurance Company/IMSG where Mr. Gantley worked for 6 years (1996-2002) finishing out his tenure as the Senior Vice President and Chief Operating Officer. Finally, Mr. Gantley spent his first 16 years of his insurance career at Allstate Insurance Company(1978-1994) working in a multitude of claim management jobs in many different states finishing his career with Allstate as the Territorial Claim Manager in Texas managing 560 employees.

Dean E. Stroud, age 63, has served as our Vice President of Operations and Chief Underwriting Officer and has been a member of the Board of Directors of Maison Insurance since October 2012 and a member of the Board of Directors and Secretary of Maison Managers, Inc. since February 2015. Prior to joining Maison Insurance, he was the Chief Underwriting Officer and a member of the Board of Directors of Access Home Insurance Company in Baton Rouge, Louisiana from September 2011 to October 2012, where he managed and supervised company underwriting operations. Mr. Stroud served as the Senior Underwriting Consultant of Americas Insurance Company from January 2011 to September 2011 and prior to that, served as their Chief Underwriting Officer from April 2010 to January 2011. From October 2003 to May 2009, he was the Vice President of MacNeill Group, Inc., where he directed Louisiana underwriting and claims operations as a service provider for Citizens. Mr. Stroud’s prior executive experience also includes several positions held at Audubon Insurance Company, which he joined in 1971. At Audubon Insurance Company, Mr. Stroud held the position of Senior Vice President with responsibility for companywide standard lines underwriting operations and all company branch offices. Subsequently, Mr. Stroud became President and Chief Operating Officer of Audubon Insurance Group and President of Audubon Insurance Company and Audubon Indemnity Company. He also was a director of Audubon Insurance Company and Audubon Indemnity Company. Mr. Stroud has held positions on advisory committees to the Professional Insurance Agents of Louisiana and has served on the Board of Directors of the Property Insurance Association of Louisiana. He earned a Bachelor of Arts degree from Louisiana State University in 1974.

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TRANSACTIONS WITH RELATED PERSONS

Fund Management Group LLC Transaction

On January 23, 2014, Fund Management Group LLC (“FMG”), an entity of which the Company’s Chairman of the Board, Gordon G. Pratt, is a Managing Member and controlling equity holder, invested $2.0 million in the Company in exchange for 80,000 Series A Convertible Preferred Shares (“Preferred Shares”) of the Company. The Preferred Shares were non-voting and ranked senior to all classes of capital stock of the Company. The Preferred Shares did not pay any dividends.

The Preferred Shares were converted into shares of common stock and warrants on March 31, 2014, the effective date of the Company’s initial public offering (the “IPO”). The Preferred Shares were converted into (i) 312,500 common shares of the Company and (ii) warrants to purchase 312,500 shares of the Company’s common stock. Each warrant issued to FMG entitles the holder to purchase one share of common stock at a price equal to $9.60, subject to certain adjustments under a warrant agreement. The warrants have an expiry date of March 31, 2019 and vested 100% upon issuance. The warrants may be redeemable by the Company at a price of $0.01 per warrant during any period in which the closing price of the Company’s common shares is at or above $14.00 per share for 20 consecutive trading days. The warrant holder is entitled to a 30-day notice prior to the date of such redemption.

The common stock issued to FMG has piggyback registration rights for future registrations of the Company’s common stock under the Securities Act (other than certain excluded registrations) and, upon the two-year anniversary of the IPO, FMG will also have a one-time demand registration right for such common stock, subject to certain restrictions.

Kingsway Financial Services Inc., and Subsidiaries

Prior to the Company’s IPO on March 31, 2014, the Company operated as wholly owned subsidiary of KAI, a wholly-owned subsidiary of KFSI. As a result of this relationship, KAI had advanced the Company funds consisting of payments made directly to third parties on the Company’s behalf as well as allocated inter-company expenses for various shared-services and support. Approximately $2.7 million was due as of December 31, 2013 representing the cumulative amount due to KAI from the Company’s inception in October 2012 up to and including December 31, 2013. The Company began making periodic payments to KAI in January 2014 and paid down this balance in full by April 2014 with proceeds from the Company’s IPO.

On February 11, 2014, the Company entered into the Management Services Agreement (“MSA”) with 1347 Advisors, LLC (“Advisors”), a wholly owned subsidiary of KAI, pursuant to which Advisors provided certain services to the Company, including forecasting, analysis of capital structure and reinsurance programs, consultation in potential future restructuring or capital raising transactions, and consultation in potential corporate development initiatives. For the services performed, Advisors was paid a monthly fee equal to 1% of the Company’s gross written premiums, as defined in the MSA. The Company has incurred an expense of $0.3 million for the year ended December 31, 2014 under the terms of the MSA.

On February 24, 2015, the Company entered into an Agreement to Buyout and Release (the “Buyout”) with Advisors which terminated the MSA existing between the Company and Advisors. Under the terms of Buyout, the MSA was deemed terminated and cancelled effective February 24, 2015. In consideration of Advisors agreeing to voluntarily terminate the MSA, the Company (i) made a cash payment in the amount of $2.0 million to Advisors; (ii) executed and delivered the Performance Shares Grant Agreement to Advisors (described in further detail below); (iii) issued to Advisors 120,000 shares of Series B Preferred Stock of the Company (“Preferred Shares”, defined below); and (iv) executed and delivered to Advisors the MSA Warrant to purchase 1,500,000 shares of the Company’s common stock at an exercise price of $15.00 per share.

Pursuant to Proposal 2 above, the Company is seeking stockholder approval prior to the issuance of certain shares of our common stock under the MSA Warrant that result in a change of control under the NASDAQ rules. If stockholder approval is not obtained at this annual meeting of stockholders of the Company, the Company shall cause the Registration Rights Agreement, dated February 28, 2014, by and between KAI and the Company (the “Registration Rights Agreement”) to be amended to provide that (i) the holder of the MSA Warrant is granted a demand registration right thereunder with respect to the resale by the holder of the MSA Warrant, which demand registration may, at the option of holder, be for the Company to file a shelf registration statement that permits the resale of the MSA Warrant from time to time thereunder, (ii) the Company is required to include the MSA Warrant in any shelf registration statement that the Company files after the date of such amendment and (iii) if the holder of MSA Warrant exercises its demand registration right under such amended Registration Rights Agreement with respect to the MSA Warrants, the Holder shall pay all expenses (including the Company’s expenses) relating to the registration of such MSA Warrant.

The Preferred Shares have a par value of $25.00 per share and pay annual cumulative dividends at a rate of 8% per annum. Cumulative dividends shall accrue, whether or not declared by the Board and irrespective of whether there are funds legally available for the payment of dividends. Accrued dividends shall be paid in cash only when, as and if declared by the Board out of funds legally available therefor or upon a liquidation or redemption of the Preferred Shares.

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The Performance Shares Grant Agreement grants Advisors 100,000 shares of the Company’s common stock issuable upon the date that the last sales price of the Company’s common stock equals or exceeds ten dollars per share for any twenty trading days within any 30-day trading period (the “Milestone Event”). Advisors will not be entitled to any dividends declared or paid on the Company’s stock prior to the Milestone Event having been achieved.

On March 31, 2014, the Company entered into a Transition Services Agreement (“TSA”) with KFSI. The TSA provides for temporary access to necessary services and resources during which the Company is reliant on KFSI, including resources and services related to accounting and reporting, accounts payable, cash management, taxes, compliance with the Sarbanes-Oxley Act of 2002, payroll processing and benefits administration, information technology systems and support, human resource function, and external audit. The charges for the transition services are intended to allow KFSI to fully recover the costs directly associated with providing the services, plus all out-of-pocket costs and expenses. The charges of each of the transition services generally will be based on either a pre-determined flat fee or an allocation of the cost incurred by KFSI (or an affiliate or subsidiary thereof) for providing the service, including certain fees and expenses of third-party service providers. The TSA stipulates transition deadlines for all the services provided under it, by which time the Company is expected to establish its own independent functions for such services. As of December 31, 2014, $97,000 was due to KFSI under the terms of the TSA. During the fourth quarter of 2014, the Company began the process of bringing the necessary resources in-house in order to reduce its reliance on KFSI and the services provided under the TSA. This process was substantially completed as of December 31, 2014 and as such, services provided under the TSA ceased beginning in the first quarter of 2015.

On March 26, 2014, the Company entered into a Share Grant Agreement (the “SGA”) with KAI, whereby KAI will be entitled to receive up to an aggregate of 375,000 shares of PIH common stock upon achievement of certain milestones for the Company’s stock price. Pursuant to the terms of the SGA, if at any time the last sales price of the Company’s common stock equals or exceeds: (i) $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period, KAI will receive 125,000 shares of the Company’s common stock; (ii) $15.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period, KAI will receive 125,000 shares of the Company’s common stock (in addition to the 125,000 shares of common stock earned pursuant to clause (i) herein); and (iii) $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period, KAI will receive 125,000 shares of the Company’s common stock (in addition to the 250,000 shares of common stock earned pursuant to clauses (i) and (ii) herein). The shares of common stock granted to KAI will have a valuation equal to the last sales price of the Company’s common stock on the day prior to such grant. The Company has not issued any shares to date under the SGA.

As of December 31, 2014, KFSI and its subsidiaries retained approximately 16.9% of the Company’s outstanding common shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934, as amended, an officer, director, or greater-than-10% stockholder (the “Section 16 Reporting Persons”) of the Company must file a Form 4 reporting the acquisition or disposition of the Company’s equity securities with the Securities and Exchange Commission no later than the end of the second business day after the day the transaction occurred unless certain exceptions apply. Transactions not reported on Form 4 must be reported on Form 5 within 45 days after the end of the Company’s fiscal year. Such persons must also file initial reports of ownership on Form 3 upon becoming an officer, director, or greater-than-10% stockholder. Based solely upon our review of such forms filed by the Section 16 Reporting Persons, to our knowledge no such person has failed to timely file any report required by Section 16(a) during the year ended December 31, 2014.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND DIRECTORS & EXECUTIVE OFFICERS

The following table sets forth certain information regarding the beneficial ownership of shares of our common stock as of April 1, 2015 by:

•	Each person (or group of affiliated persons) known by us to beneficially own more than 5% of our common stock;
•	Each of our directors, director nominees, and named executive officers; and
•	All of our directors and named executive officers as a group.

The number and percentages of shares beneficially owned are based on 6,358,125 common shares outstanding as of April 1, 2015. Information with respect to beneficial ownership has been furnished by each director, officer and beneficial owner of more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally require that such persons have voting or investment power with respect to the securities. In computing the number of shares beneficially owned by a person listed below and the percentage ownership of such person, shares of common stock underlying options and warrants held by each such person that are exercisable within 60 days of April 1, 2015 are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise noted below, and subject to applicable community property laws, the persons named have sole voting and investment power with respect to all shares of common stock shown as beneficially owned to them. Except as otherwise indicated below, the address for each beneficial owner is 1347 Property Insurance Holdings, Inc., 1511 N. Westshore Blvd, Suite 870, Tampa, FL 33607.

	Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares	Percentage of Shares
5% Beneficial Owners
Kingsway Financial Services, Inc.(1) 150 Pierce Road, Itasca, IL 60143	1,312,537	19.9%
Legion Partners, LLC 9401 Wilshire Blvd, Suite 705, Beverly Hills, CA 90212	626,000	9.8%

Named Executive Officers and Directors
Gordon G. Pratt(2)	642,745	9.6%
Leo Christopher Saenger, III	36,445	*
Hassan Raza Baqar	17,745	*
Larry Gene Swets, Jr.	17,745	*
Scott D. Wollney	3,000	*
Joshua S. Horowitz(3)	34,250	*
Douglas N. Raucy	61,427	1.0%
John S. Hill	4,685	*
Dean Stroud	9,512	*
Robert G. Gantley	—	*
Executive Officers and Directors as a Group (10 individuals)	827,554	12.1%

*	Less than 1.0%
1.	The number of beneficially owned shares attributed to KFSI does not include warrants to purchase approximately 1.26 million shares of the Company’s common stock which were issued to a subsidiary of KFSI as a result of the Buyout Agreement previously discussed under the heading “Transactions with Related Persons”. The terms of this warrant are such that the Company may not issue any shares of its common stock otherwise due upon the exercise of the warrant (the “Warrant Shares” ) to the extent that after giving effect to such issuance of Warrant Shares any holder of the warrant, together with its affiliates, beneficially own or control the right to vote in excess of 19.9% of the Company’s total shares of common stock outstanding after giving effect to such issuance, unless and until the Company obtains stockholder approval permitting such issuance. Stockholder approval for issuance of these shares in excess of 19.9% is to be voted upon at this Annual Meeting under the previously discussed Proposal 2. Should this proposal be approved via an affirmative vote from a majority of the stockholders at this Annual Meeting, the total number of shares beneficially owned by KFSI and its affiliates will be 2,575,000 shares representing a 32.8% beneficial interest.
2.	Mr. Pratt’s beneficial interest includes 312,500 shares of the Company’s common stock owned by FMG as well as warrants to purchase 312,500 shares of the Company’s common stock owned by FEA Pratt Family Holdings LLC. On February 13, 2015, FMG transferred ownership of all 312,500 warrants it owned to FEA Pratt Family Holdings LLC with the Company’s consent. Both FMG and FEA Pratt Family Holdings LLC are managed by Mr. Pratt, who also holds exclusive authority over both entities.
3.	Mr. Horowitz’s beneficial interest includes shared voting and investment power over 31,250 shares of the Company’s common stock owned by Palm Global Small Cap Fund as well as 3,000 shares of the Company’s common stock held in various retirement accounts in the name of Mr. Horowitz or of his immediate family over which Mr. Horowitz has sole voting and investment power.

OTHER MATTERS

The Board of Directors does not currently know of any other matters to be presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the shares represented by proxy will be voted as recommended by the Board of Directors or, if no recommendation is given, in their own discretion using their best judgement.

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HOUSEHOLDING

We have adopted a procedure which has been approved by the SEC called householding. As permitted by the Exchange Act, stockholders of record having the same last name and residing at the same address and who do not participate in electronic delivery of proxy materials will receive only one copy of our proxy statement and annual report, unless those stockholders have notified us of their desire to receive multiple copies of the materials.

Stockholders residing at the same address who currently receive only one copy of the proxy statement and who would like to receive an additional copy of the proxy statement for this Annual Meeting or for future meetings may make this request by contacting our Corporate Secretary at (813) 579-6213 or in writing at 1511 N. Westshore Blvd, Suite 870, Tampa, FL 33607.

STOCKHOLDER PROPOSALS FOR PRESENTATION AT THE 2016 ANNUAL MEETING

Stockholder proposals intended to be considered for inclusion in next year’s proxy statement and form of proxy for presentation at the 2016 Annual Meeting of Stockholders must comply with Securities and Exchange Commission Rule 14a-8. The deadline for submitting such proposals is January1, 2016, unless the date of the 2016 Annual Meeting is more than 30 days before or after the one-year anniversary date of the Annual Meeting, in which case proposals must be submitted a reasonable time before we print our proxy materials for the 2016 Annual Meeting.

Stockholders wishing to submit proposals for the 2016 Annual Meeting outside the process of Securities and Exchange Commission Rule 14a-8 or nominate individuals to our Board of Directors must comply with the advance notice and other provisions of Article I, Section 4 of our bylaws. To be timely, notice of the proposal must be received by the Company between January 30, 2016 and February 29, 2016 provided, however that in the event the 2016 Annual Meeting is advanced by more than 30 days before or delayed by more than 60 days after the anniversary date of our Annual Meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to the 2016 Annual Meeting and not later than the close of business on the later of (i) the 90th day prior to the 2016 Annual Meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made.

Stockholder proposals should be addressed to 1347 Property Insurance Holdings, Inc., Secretary of the Corporation, 1511 N. Westshore Blvd, Suite 870, Tampa, Florida 33607. The specific requirements for submitting stockholder proposals are set forth in Article II, Section 4 of our bylaws.

By Order of the Board of Directors

/s/ Gordon G. Pratt
Gordon G. Pratt
Chairman of the Board

Tampa, Florida
April 30, 2015

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Appendix A

1347 PROPERTY INSURANCE HOLDINGS, INC.
AMENDED AND RESTATED 2014 EQUITY INCENTIVE PLAN

I.                    INTRODUCTION

1.1                Purposes. The purposes of the 1347 Property Insurance Holdings, Inc. 2014 Equity Incentive Plan (this “Plan”) are (i) to align the interests of the Company’s shareholders and the recipients of Awards under this Plan by increasing the proprietary interest of such recipients in the Company’s growth and success; (ii) to advance the interests of the Company by attracting and retaining officers and other employees; and (iii) to motivate such persons to act in the long-term best interests of the Company and its shareholders.

1.2                Certain Definitions.

“Agreement” shall mean the written or electronic agreement evidencing an Award hereunder between the Company and the recipient of such Award.

“Award” means the grant of incentive compensation under this Plan to a participant including Stock Options, Restricted Shares, Restricted Stock Units, Performance Share Awards, Performance Cash Awards, or Other Stock or Cash Awards, in each case subject to the terms of the Plan.

“Board” shall mean the Board of Directors of the Company.

“Cause” shall mean a participant’s involuntary separation from employment for any of the following reasons: (i) an intentional act of fraud, embezzlement, theft or any other illegal or unethical act in connection with the performance of the participant’s duties as an employee of the Company that the Company determines, acting in good faith, has materially injured or is highly likely to materially injure the Company, or any other terminable offense under the Company’s policies and practices; (ii) intentional damage to the Company’s assets; (iii) conviction of (or plea of nolo contendere to) any felony or other crime involving moral turpitude; (iv) improper, willful and material disclosure or use of the Company’s confidential information or other willful material breach of the participant’s duty of loyalty to the Company; (v) a willful, material violation of the Company’s policies and procedures as set out in its employee handbook or a material violation of the Company’s code of conduct that the Company determines, acting in good faith, has materially injured or is highly likely to materially injure the Company, monetarily or otherwise; or (vi) the participant’s willful failure or refusal to follow the lawful and good faith directions of the Company, as determined in good faith by the Company.

“Change in Control” shall have the meaning set forth in Section 3.8(b).

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the Committee designated by the Board or a subcommittee thereof, consisting of two or more members of the Board, each of whom shall be (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act; (ii) an “outside director” within the meaning of Section 162(m) of the Code; and (iii) “independent” within the meaning of the rules of The NASDAQ Stock Market or, if the Common Shares are not listed on The NASDAQ Stock Market, within the meaning of the rules of the principal stock exchange on which the Common Shares are then traded.

“Common Share” shall mean a common share of the Company, and all rights appurtenant thereto.

“Company” shall mean 1347 Property Insurance Holdings, Inc., a Delaware corporation, or any successor thereto.

“Corporate Transaction” shall have the meaning set forth in Section 3.8(b).

“Disability” shall mean the inability of a participant to continue employment with the Company or a Subsidiary due to a long-term disability for which benefits are claimed or received under an insurance plan established by the Company or a Subsidiary.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Expiration Date” shall mean the date on which a Stock Option expires pursuant to Section 2.2(d) of this Plan.

“Fair Market Value” shall mean the closing transaction price of a Common Share as reported on The NASDAQ Stock Market on the date as of which such value is being determined or, if the Common Shares are not listed on The NASDAQ Stock Market, the closing transaction price of a Common Share on the principal national stock exchange on which the Common Shares are traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if the Common Shares are not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate and in compliance with Section 409A of the Code.

“Incumbent Board” shall have the meaning set forth in Section 3.8(b).

“Other Stock or Cash Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan granted under Article 6.

“Outstanding Common Shares” shall have the meaning set forth in Section 3.8(b).

“Outstanding Voting Securities” shall have the meaning set forth in Section 3.8(b).

“Performance Cash Awards” means cash incentives subject to the satisfaction of Performance Criteria and granted pursuant to Article 5 below.

“Performance Criteria” means business criteria within the meaning of Section 162(m) of the Code, including, but not limited to: revenue; revenue growth; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per share; operating income; pre- or after-tax income; net operating profit after taxes; economic value added (or an equivalent metric); ratio of operating earnings to capital spending; cash flow (before or after dividends); cash-flow per share (before or after dividends); net earnings; net sales; sales growth; share price performance; return on assets or net assets; return on equity; return on capital (including return on total capital or return on invested capital); cash flow return on investment; total shareholder return; improvement in or attainment of expense levels; and improvement in or attainment of working capital levels or Performance Criteria. Any criteria used may be measured, as applicable, (i) in absolute terms, (ii) in relative terms (including without limitation by the passage of time and/or against another company or companies), (iii) on a per-share basis, (iv) against the performance of the Corporation as a whole or a segment of the Corporation, (v) on a pre-tax or after-tax basis, and/or (vi) on a GAAP or non-GAAP basis. Measurement of the attainment of Performance Criteria may include or exclude, as specified by the Committee in an Award agreement, impact of charges for restructurings, discontinued operations, extraordinary items and other unusual or non-recurring items, and the cumulative effects of tax or accounting changes, each as identified in the financial statements, in the notes to the financial statements, in the Management’s Discussion and Analysis section of the financial statements, or in other Securities and Exchange Commission filings. However, unless the Committee determines otherwise prior to the end of the applicable time for establishing metrics for an Award, to the extent any item referenced in the preceding sentence affects any metric applicable to the Award, such item shall be automatically excluded or included in determining the extent to which the metrics have been achieved depending on which produces the higher Award (subject to any exercise of “negative discretion” by the Committee). Prior to the end of the applicable time for establishing performance goals, the Committee shall determine whether any elements shall be included in or excluded from the calculation of any Performance Goal with respect to any Participant.

“Performance Period” means the period as designated by the Committee which generally shall have a minimum of one year and a maximum of five years, except that the foregoing minimum performance period shall not apply to (i) substitute Awards for grants made under a plan of an acquired business entity; and (ii) special vesting provisions in limited cases of an intervening event related to death, disability, retirement, or a Change in Control.

“Performance Shares” means Awards subject to the satisfaction of Performance Criteria and granted pursuant to Article 4 below

“Person” shall have the meaning set forth in Section 3.8(b).

“Restricted Stock” means Common Shares subject to a vesting condition specified by the Committee in an Award in accordance with Article 3 below.

“RSU” means a restricted stock unit providing a participant with the right to receive Common Shares (or cash) at a date on or after vesting in accordance with the terms of such grant and/or upon the attainment of Performance Criteria specified by the Committee in the Award in accordance with Article 3 below.

“Stock Option” shall mean an option to purchase Common Shares which is granted pursuant to Article II.

“Subsidiary” shall mean any corporation, limited liability company, partnership, joint venture or similar entity in which the Company owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity.

“Tax Date” shall have the meaning set forth in Section 3.5.

1.3                Administration. This Plan shall be administered by the Committee. Awards may be awarded under this Plan to eligible persons described in Section 1.4 below. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each Award to such persons and the number of Stock Options, Performance Shares, Restricted Stock, RSUs, and Other Stock or Cash Awards and determine the value of any Performance Cash Award , the exercise price associated with the Award, the time and conditions of exercise or settlement of the Award and all other terms and conditions of the Award, including, without limitation, the form of the Agreement evidencing the Award. The Committee may, in its sole discretion and for any reason at any time, take action such that all or a portion of any outstanding Award shall become vested. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an Award, conditions with respect to the Award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties. The Committee may provide that any Awards under the Plan earn dividends or dividend equivalents and interest on such dividends or dividend equivalents; provided, however, that the Committee shall require that any dividends or dividend equivalents paid on Awards subject to Performance Criteria be held in escrow or accumulated until the applicable restrictions have lapsed, except as prohibited by Code Section 409A. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Committee may establish, including reinvestment in additional Common Shares or Common Share equivalents.

The Committee may delegate some or all of its power and authority hereunder to the Board or, subject to applicable law, to the President and Chief Executive Officer or such other executive officer of the Company as the Committee deems appropriate; provided, however, that (i) the Committee may not delegate its power and authority to the Board or the President and Chief Executive Officer or other executive officer of the Company with regard to the grant of an Award to any person who is a “covered employee” within the meaning of Section 162(m) of the Code or who, in the Committee’s judgment, is likely to be a covered employee at any time during the period an Award to such employee would be outstanding and (ii) the Committee may not delegate its power and authority to the President and Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an Award to such an officer, director or other person.

No member of the Board or Committee, and neither the President and Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the President and Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company’s Articles of Incorporation and/or By-laws) and under any directors’ and officers’ liability insurance that may be in effect from time to time.

A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

1.4                Eligibility. Participants in this Plan shall consist of directors and such officers and other employees of the Company and its Subsidiaries as the Committee in its sole discretion may select from time to time. The Committee’s selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. For purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary and all references to employment shall also mean service to the Company as an independent contractor. The Committee shall determine, in its sole discretion, the extent to which a participant shall be considered employed during any periods during which such participant is on a leave of absence.

1.5                Shares Available. Subject to adjustment as provided in Section 3.7, (i) five percent (5%) of the Common Shares outstanding as of the close of the Company’s initial public offering (the “IPO”) shall be available for Stock Options granted pursuant to Section 2.2 upon the close of IPO; and (ii) an additional five percent (5%) of outstanding Common Shares as of the close of the IPO shall be available for future grants of Stock Options, Performance Shares, Restricted Stock or RSUs. Of the Common Shares available pursuant to 1.5(i), Stock Options available for grant to directors of the Company shall not exceed two percent (2%) of outstanding Common Shares as of the close of the IPO, and the remainder, which shall not be less than three percent (3%), shall be available to grant to officers and key employees.

1.6                Per Person Limits. To the extent necessary for an Award to be qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder, the maximum number of Common Shares with respect to which Awards may be granted during any fiscal year of the Company to any person shall be 575,000, subject to adjustment as provided in Section 3.7.

II.                  STOCK OPTIONS

2.1                Stock Options. Subject to the limits set forth in Sections 1.5 and 1.6, the Committee may, in its discretion, grant Stock Options to purchase Common Shares to such eligible persons as may be selected by the Committee. The number of Common Shares subject to each Stock Option granted pursuant hereto shall be determined by the Committee in its sole discretion.

2.2                Terms Applicable to Stock Options. The Stock Options granted under Sections 2.1 of this Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a)                 Nonqualified Options. The Stock Options are not intended to qualify as incentive stock options, within the meaning of Section 422 of the Code.

(b)                 Exercise Price. The exercise price of each Stock Option granted pursuant to Section 1.5(i) shall be equal to the price of the Common Shares as of the close of the IPO. The exercise price of each Stock Option granted pursuant to Section 1.5(ii) shall bear a strike price at or above Fair Market Value, but in no event less than tangible book value per share.

(c)                 Vesting and Exercisability.

(i)                   Vesting. Except for Stock Options granted to directors, each Stock Option granted pursuant to Section 1.5(i) shall vest in five equal installments. The first installment shall vest on the option grant date, with each succeeding installment vesting one (1) year from the date that the immediately preceding installment became exercisable. Stock Options shall vest pro-rata should the employee leave voluntarily, without Cause, or leaves employment due to a Disability. In the event of the death of the participant, the Stock Options shall fully vest. If a participant’s employment with the Company is terminated for Cause, all Stock Options granted under the Plan shall terminate immediately. Stock Options awarded to directors will fully vest immediately on the grant date.

(ii)                 Exercisability. An exercisable Stock Option, or portion thereof, may be exercised only with respect to whole Common Shares.

(d)                 Expiration Date. Except to the extent earlier exercised pursuant to Section 2.3(e) of the Plan, each Stock Option granted pursuant to Section 1.5(i) shall terminate at 5:00 p.m., Central time, on the fifth anniversary of the grant date, given that the holder of such Stock Option remains in employment with the Company through such expiration date; provided that if the fifth anniversary of the grant date shall occur during or within 10 business days after a period (a “Black-out Period”) in which the participant is restricted from buying or selling Common Shares under the Company’s trading policy or applicable law, such Stock Option instead shall terminate on the 10th business day after the end of the Black-out Period. If the employee leaves voluntarily, without Cause, due to a disability, or in case of death, the Stock Option will expire 90 days from the date the employment ends.

(e)                 Method of Exercise. A Stock Option granted pursuant to Section 1.5(i) may be exercised (i) by giving written notice to the Company specifying the number of whole Common Shares to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company’s satisfaction) either (A) in cash or (B) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise, or such other forms as authorized by the Committee from time to time including without limitation tendering previously acquired shares or net settlement and (ii) by executing such documents as the Company may reasonably request. No Common Shares shall be issued and no certificate representing Common Shares shall be delivered until the full exercise price therefor and any withholding taxes thereon, as described in Section 3.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).

(f)                  The Committee shall have discretion in setting terms for the Stock Option granted pursuant to Section 1.5(ii).

2.3                No Repricing. Subject to Section 2.1, Section 3.7 and Section 3.8, the Committee shall not, without the approval of the shareholders of the Company, (i) reduce the exercise price of any previously granted Stock Option; (ii) cancel any previously granted Stock Option in exchange for another Stock Option with a lower exercise price; or (iii) cancel any previously granted Stock Option in exchange for cash or another Award if the exercise price of such Stock Option exceeds the Fair Market Value of a Common Share on the date of such cancellation.

III.               RESTRICTED STOCK AND RSUS

3.1                Restricted Stock and RSUs may be awarded or sold to participants under such terms and conditions as shall be established by the Committee. Restricted Stock and RSUs shall be subject to such restrictions as the Committee determines, including, without limitation, any of the following:

(a)                 a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period;

(b)                 a requirement that the holder forfeit (or in the case of Common Shares or RSUs sold to the participant, resell to the Company at cost) such Common Shares or RSUs in the event of termination of employment during the period of restriction; and

(c)                 the attainment of Performance Criteria.

IV.                PERFORMANCE SHARES

4.1 The Committee shall designate the participants to whom Performance Shares are to be awarded and determine the number of shares, the length of the Performance Period and the other terms and conditions of each such Award. Each Award of Performance Shares shall entitle the participant to a payment in the form of Common Shares (or cash) upon the attainment of Performance Criteria and other terms and conditions specified by the Committee.

4.2 Notwithstanding satisfaction of any Performance Criteria, the number of shares issued under a Performance Shares Award may be adjusted by the Committee on the basis of such further consideration as the Committee in its sole discretion shall determine. The Committee may, in its discretion, make a cash payment equal to the Fair Market Value of Common Shares otherwise required to be issued to a participant pursuant to a Performance Share Award.

V.                  PERFORMANCE CASH

5.1 The Committee shall designate the participants to whom Performance Cash Awards are to be awarded and determine the amount of the Award and the terms and conditions of each such Award. Each Performance Cash Award shall entitle the participant to a payment in cash upon the attainment of Performance Criteria and other terms and conditions specified by the Committee. For Awards intended to be performance-based compensation under Section 162(m), no participant may be granted Performance Cash Awards with respect to any twelve month Performance Period in excess of $750,000; if a cash Award is earned in excess of $750,000, the amount of the Award in excess of this amount shall be deferred to the date the participant ceases to be covered by Section 162(m) of the Code (or six months after that date if the participant ceases to be covered by Section 162(m) of the Code because of participant’s separation from service (as defined in Section 409A of the Code).

5.2 Notwithstanding the satisfaction of any Performance Criteria, the amount to be paid under a Performance Cash Award may be adjusted by the Committee on the basis of such further consideration as the Committee in its sole discretion shall determine. The Committee may, in its discretion, substitute actual Common Shares for the cash payment otherwise required to be made to a participant pursuant to a Performance Cash Award.

VI.                OTHER STOCK OR CASH AWARDS

In addition to the incentives described in Articles 2 through 5 above, the Committee may grant other incentives payable in cash or in Common Shares under the Plan as it deems appropriate and subject to such other terms and conditions as it deems appropriate; provided an outright grant of Common Shares will not be made unless it is offered in exchange for cash compensation that has otherwise already been earned by the recipient.

VII.             GENERAL

7.1                Effective Date and Term of Plan. This Plan shall become effective as of the date on which the Plan was approved by the Board. This Plan shall terminate as of the date on which all of the shares available under Section 1.5 have become subject to Awards granted under this Plan unless the Plan is terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any Award granted prior to termination. Awards hereunder may be made at any time prior to the termination of this Plan.

7.2                Amendments.

(a)                 The Board may amend this Plan as it shall deem advisable; provided, however, that no amendment to the Plan shall be effective without the approval of the Company’s shareholders if shareholder approval is required by applicable law, rule or regulation, including Section 162(m) of the Code or any rule of The NASDAQ Stock Market or any other stock exchange on which the Common Shares are then traded; provided further, that no amendment may materially impair the rights of a holder of an outstanding Award without the consent of such holder, except to the extent required by applicable law or regulatory requirements. Any amendment under this Section shall be subject to all necessary regulatory approvals.

(b)                 Notwithstanding Section 3.2(a), no amendments to the Plan or an Award agreement to:

(i)                   reduce the exercise price of any Stock Options, or cancel and reissue any Stock Options so as to in effect reduce the exercise price (other than pursuant to Section 3.7 or 3.8 hereof);

(ii)                 extend the date on which a Stock Option would otherwise expire without having been exercised, or on which it would be forfeited or terminated for the benefit of insiders;

(iii)                increase the fixed maximum number of Common Shares reserved for issuance under this Plan (including a change from a fixed maximum number of Common Shares to a fixed maximum percentage of Common Shares); or

(iv)               revise these amending provisions set forth in this Section 3.2;

shall be made without obtaining approval of the shareholders of the Company in accordance with the requirements of The NASDAQ Stock Market , as applicable.

(c)                 No amendment, suspension or discontinuance of the Plan or of any Award may contravene the requirements of The NASDAQ Stock Market or any other stock exchange on which the Common Shares are then traded, any securities commission or other regulatory body to which the Plan or the Company is now or may hereafter be subject to. Termination of the Plan shall not affect the ability of the Board to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

7.3                Agreement. Each Award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such Award. No Award shall be valid until an Agreement is executed by the Company and, to the extent required by the Company, either executed by the recipient or accepted by the recipient by electronic means approved by the Company within the time period specified by the Company. Upon such execution or execution and electronic acceptance, and delivery of the Agreement to the Company, such Award shall be effective as of the effective date set forth in the Agreement.

7.4                Non-Transferability. No Award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Committee or, to the extent expressly permitted in the Agreement relating to such Award, to the holder’s family members, a trust or entity established by the holder for estate planning purposes or a charitable organization designated by the holder, in each case, without consideration. Except to the extent permitted by the foregoing sentence or the Agreement relating to an Award, each Award may be exercised or settled during the holder’s lifetime only by the holder or the holder’s legal representative or similar person. Except as permitted by the second preceding sentence, no Award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any Award, such Award and all rights thereunder shall immediately become null and void.

7.5                Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any Common Shares or the payment of any cash pursuant to an Award made hereunder, payment by the holder of such Award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such Award. An Agreement may provide that (i) the Company shall withhold whole Common Shares which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an Award (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company; (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole Common Shares having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation; (C) authorizing the Company to withhold whole Common Shares which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such obligation; (D) in the case of the exercise of a Stock Option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C), in each case to the extent permitted by the Committee. Common Shares to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate. Any fraction of a Common Share which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

7.6                Restrictions on Shares. Each Award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the Common Shares subject to such Award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing Common Shares delivered pursuant to any Award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder, or other applicable securities laws.

7.7                Adjustment. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation) that causes the per share value of Common Shares to change, such as a stock dividend, stock split, reverse stock split, spinoff, rights offering or recapitalization through an extraordinary dividend, the number and class of securities available under this Plan with respect to Awards s, the terms of each outstanding Award (including the number and class of securities subject to each outstanding Award and the exercise price per share, if applicable), and the maximum number of securities with respect to which Awards may be granted during any fiscal year of the Company to any one participant shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding Awards without an increase in the aggregate exercise price, if applicable, and in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence shall be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of participants. In either case, the decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

7.8                Change in Control.

(a)                 Upon a Change in Control:

(i)                   the Board (as constituted immediately prior to such Change in Control) may in its discretion:

(A)                require that shares of stock of the corporation resulting from such Change in Control, or a parent corporation thereof, be substituted for some or all of the Common Shares subject to an outstanding Award , with an appropriate and equitable adjustment to such Award as shall be determined by the Board in accordance with Section 3.7; and/or

(B)                require outstanding Awards , in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (1) a cash payment in an amount equal to the aggregate number of Common Shares then subject to the portion of such Stock Option surrendered multiplied by the excess, if any, of the Fair Market Value of a Common Share as of the date of the Change in Control, over the exercise price per Common Share subject to such Stock Option; (2) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (1) above; or (3) a combination of the payment of cash pursuant to clause (1) above and the issuance of shares pursuant to clause (2) above.

(b)                 A “Change in Control” means any of the following events:

(i)                   the acquisition by any individual, entity or group (a “Person”), including any “person” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 50% or more of either (x) the then outstanding Common Shares (the “Outstanding Common Shares”) or (y) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company); (B) any acquisition by the Company; (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this Section 3.8(b); provided further, that for purposes of clause (B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 50% or more of the Outstanding Common Shares or 50% or more of the Outstanding Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Common Shares or any additional Outstanding Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

(ii)                 the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Corporate Transaction”); excluding, however, a Corporate Transaction pursuant to which (A) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Common Shares and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Common Shares and the Outstanding Voting Securities, as the case may be, (B) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 50% or more of the Outstanding Common Shares or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 50% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors, and (C) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

(iii)                the consummation of a plan of complete liquidation or dissolution of the Company.

7.9                No Right of Participation, Employment or Service. Unless otherwise set forth in an Award agreement, employment agreement or any other agreement between the Company and a participant, no person shall have any right to participate in this Plan. Neither this Plan nor any Award made hereunder shall confer upon any person any right to continued employment by or service with the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment or service of any person at any time without liability hereunder. Further, participation in the Plan is voluntary.

7.10            Rights as Shareholder. No person shall have any right as a shareholder of the Company with respect to any Common Shares or other equity security of the Company which is subject to an Award hereunder unless and until such person becomes a shareholder of record with respect to such Common Shares or equity security.

7.11            Designation of Beneficiary. The Committee may permit the holder of an award to file with the Company a written designation of one or more persons as such holder’s beneficiary or beneficiaries (both primary and contingent) in the event of the holder’s death or incapacity. To the extent an Award granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such Award pursuant to procedures prescribed by the Company. Each beneficiary designation shall become effective only when filed in writing with the Company during the holder’s lifetime on a form prescribed by the Company. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Company of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding Award held by such holder, to the extent vested or exercisable, shall be payable to or may be exercised by such holder’s executor, administrator, legal representative or similar person.

7.12            Governing Law. This Plan, each Award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or applicable federal law, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

7.13            Foreign Employees. Without amending this Plan, the Committee may grant Awards to eligible persons who are foreign nationals and/or reside outside the U.S. on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.

7.14            Awards Subject to Clawback. The Awards granted under this Plan and any cash payment or Common Shares delivered pursuant to an Award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable Agreement or any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

7.15            Section 409A of the Code. It is intended that Awards under the Plan either be excluded from or comply with the requirements of Section 409A of the Code, and the guidance and regulations issued thereunder and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and Awards shall be structured consistent with such intent. In the event that any Award is subject to but fails to comply with Section 409A of the Code, the Committee may revise the terms of the grant to correct such noncompliance to the extent permitted under any guidance, procedure or other method promulgated by the Internal Revenue Service now or in the future or otherwise available that provides for such correction as a means to avoid or mitigate any taxes, interest or penalties that would otherwise be incurred by a participant on account of such noncompliance; provided, however, that in no event whatsoever shall the Company or any Subsidiary be liable for any additional tax, interest or penalty imposed upon or other detriment suffered by a participant under Section 409A of the Code or damages for failing to comply with Section 409A of the Code.

1347 PROPERTY INSURANCE HOLDINGS, INC.
1511 N. WESTSHORE BVD., SUITE 870
TAMPA, FL 33607

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors Nominees	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

01 Joshua S. Horowitz   02 Douglas N. Raucy

02 0000000000

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5:

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]   Date

JOB #

Signature (Joint Owners)   Date

SHARES
CUSIP #
SEQUENCE #

0000246305_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, 10-K Wrap is/are available at www.proxyvote.com .

1347 PROPERTY INSURANCE HOLDINGS, INC.
Annual Meeting of Stockholders
May 29, 2015 10:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Douglas N. Raucy and John S. Hill and, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of 1347 PROPERTY INSURANCE HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholders to be held at 10:00 AM, EDT on May 29, 2015, at the Tampa Marriott Westshore, 1001 N. Westshore Blvd, Tampa, FL 33607, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000246305_2 R1.0.0.51160